CREDIT SUISSE COMMODITY STRATEGY FUNDS
Credit Suisse Commodity Return Strategy Fund
(the “Fund”)

Supplement dated October 28, 2021
to the Prospectus and Summary Prospectus, each dated February 28, 2021

Effective immediately, John Calvaruso will join Christopher Burton as a portfolio manager of the Fund. Accordingly, the Fund’s Prospectus and Summary Prospectus are updated as set out below.

Effective immediately, the section of the Prospectus entitled “Credit Suisse Commodity Return Strategy Fund — Summary — Portfolio Management — Portfolio managers” and the section of the Summary Prospectus entitled “Portfolio Management — Portfolio managers” are deleted in their entirety and replaced with the following:

The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the fund. Christopher Burton, Senior Portfolio Manager and Managing Director, and John Calvaruso, Portfolio Manager and Director, are the portfolio managers of the team and have been managing the fund since  2005 and 2021, respectively.

Effective immediately, the section of the Prospectus entitled “Meet the Managers — Commodity Return Strategy Fund” is deleted in its entirety and replaced with the following:

The Credit Suisse Commodities Portfolio Management Team (the “Commodities Team”) is responsible for the day-to-day management of the Commodity Return Strategy Fund.  Christopher Burton and John Calvaruso are the portfolio managers of the team sharing in the day-to-day responsibilities of portfolio management including commodities exposure, portfolio construction and risk management of the Commodity Return Strategy Fund.

Effective immediately, the information in the table under the section of the Prospectus entitled “Meet the Managers” relating to Christopher Burton is deleted in its entirety and replaced with the following:

Christopher Burton, Managing Director	Commodity Return Strategy Fund

Mr. Burton is a Portfolio Manager and trader specializing in derivatives. He has been a member of the Commodities Team since 2005. Mr. Burton earned a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania’s Wharton School of Business.  Mr. Burton is a CFA charter holder.

John Calvaruso, Director	Commodity Return Strategy Fund

Mr. Calvaruso is a Portfolio Manager specializing in derivatives. He has been a member of the Commodities Team since 2021. Mr. Calvaruso earned a B.S. in Finance and Accounting from the Leonard N. Stern School of Business at New York University. Mr. Calvaruso is a CFA charter holder.

Shareholders should retain this supplement for future reference.

October 28, 2021	16-1021 CS-PRO COM-SUMPRO 2021-008